                                                                    EXHIBIT 3.01

FEE:  $1.00 PER $1,000.00
ON AUTHORIZED CAPITAL
MINIMUM FEE:  $50.00
                         CERTIFICATION OF INCORPORATION             FILED
                                    (PROFIT)
                                                                  APR 2 1998
FILE IN DUPLICATE
                                                              OKLAHOMA SECRETARY
                                                                   OF STATE
PRINT CLEARLY
                                                             FOR OFFICE USE ONLY

TO THE SECRETARY OF STATE OF THE STATE OF OKLAHOMA


1.   The name of this corporation is:

          FIBR-PLAST CORPORATION
--------------------------------------------------------------------------------
(Please refer to procedure sheet for statutory words required to be included in the corporate name.)

2. The address of the registered office in the State of Oklahoma and the name of the registered agent at such address are:

       TOM WATSON     3225 S. NORWOOD TULSA     OKLAHOMA         TULSA   74135
--------------------------------------------------------------------------------
    NAME             NUMBER & STREET ADDRESS            CITY    COUNTY  ZIP CODE
                 (P.O. BOXES ARE NOT ACCEPTABLE)

3.   The duration of the corporation is:
                                        ----------------------------------------
                                           (Perpetual unless otherwise stated)

4.   The purpose or purposes for which the corporation is formed are:

          TO ENGAGE IN ANY LAWFUL ACT OR ACTIVITY FOR WHICH CORPORATIONS MAY BE ORGANIZED UNDER THE GENERAL CORPORATION LAW OF OKLAHOMA





5. The aggregate number of shares which the corporation shall have authority to issue, the designation of each class, the number shares of each class, and the par value of the shares of each class are as follows:

NUMBER OF SHARES                SERIES              PAR VALUE PER SHARE
                                            (Or, if without par value, so state)

Common  1,000                                          $.50
      ---------------------                         -------------------

Preferred
         ------------------                         -------------------

TOTAL NO. SHARES:  1000                  TOTAL AUTHORIZED CAPITAL.  $500.00
                 --------------------                             --------------

6. If the powers of the incorporator(s) are to terminate upon the filing of the certificate of incorporation, the names and mailing addresses of the persons who are to serve as directors:

    NAME               MAILING ADDRESS             CITY       STATE    ZIP CODE
    ----               ---------------             ----       -----    --------



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--------------------------------------------------------------------------------


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7. The name and mailing address of the undersigned incorporator(s):

    NAME           ADDRESS         CITY           STATE   ZIP CODE
    ----           -------         ----           -----   --------

TOM WATSON     3225 S. NORWOOD     TULSA            OK      74135
--------------------------------------------------------------------------------

TOM JOHNS      3225 S. NORWOOD     TULSA            OK      74135
--------------------------------------------------------------------------------

    THE UNDERSIGNED, for the purpose of forming a corporation under the laws of the State of Oklahoma does certify that the facts herein stated are true, and has accordingly hereunto set my hand this 27 day of March, 1998



                                                    /s/ Tom Watson
                                                    ----------------------------
                                                             Signature


                                                    /s/ Tom Johns
                                                    ----------------------------
                                                             Signature

                                                                    FILED
                                   AMENDED
  [Receipt]             CERTIFICATE OF INCORPORATION             AUG 17 1998
                     (After Receipt of Payment of Stock)
                                                              OKLAHOMA SECRETARY
                                                                   OF STATE

                                                             FOR OFFICE USE ONLY

PLEASE NOTE: This form MUST be filed with a letter from the Oklahoma Tax Commission stating the franchise has been paid for the current fiscal year. If the authorized capital is increased in excess of fifty thousand dollars ($50,000.00), the filing fee shall be an amount equal to one-tenth of one percent (1/10 of 1%) of such increase.

TO THE SECRETARY OF STATE OF THE STATE OF OKLAHOMA, 101 State Capitol Bldg., Oklahoma City, OK 73105:

The undersigned Oklahoma corporation, for the purpose of amending its certificate of incorporation as provided by Section 1077 of the Oklahoma General Corporation Act, hereby certifies:

1. A. The name of the corporation is:  Fibr - Plast Corporation
                                     -------------------------------------------

--------------------------------------------------------------------------------
   B. As amended: The name of the corporation has been changed to:

      SAME
--------------------------------------------------------------------------------

2. A. No change, as filed  X .
                          ---
   B. As amended: The address of the registered office in the State of Oklahoma and the name of the registered agent at such address is:


--------------------------------------------------------------------------------
  NAME              STREET ADDRESS              CITY        COUNTY      ZIP CODE
                    (P.O. BOXES ARE NOT ACCEPTABLE)

3. A. No Change, as filed  X .
                          ---
   B. As Amended: The duration of the corporation is:
                                                     ---------------------------

4. A. No Change, as filed  X .
                          ---
   B. As amended: The purpose or purposes for which the corporation is formed are:


                                                                   RECEIVED

                                                                 AUG 17 1998

                                                              OKLAHOMA SECRETARY
                                                                   OF STATE
5. A. No change, as filed    .
                          ---
   B. As amended: The aggregate number of the authorized shares, itemized by class, par value of shares, shares without par value, and series, if any, within a class is:
   NUMBER OF SHARES             SERIES                   PAR VALUE PER SHARE

   Common  25,000,000                                      .00002
         ------------------    -                   -     -------------------

   Preferred  -0-
            ---------------                              -------------------

   TOTAL NO. SHARES:  25,000,000        TOTAL AUTHORIZED CAPITAL:  500.00
                    -----------------                            ---------------

         That a meeting of the Board of Directors, A resolution was duly adopted setting forth the foregoing proposed amendment (s) to the Certificate of Incorporation of said corporation, declaring said amendment (s) to be advisable and calling a meeting of the shareholders of said corporation for consideration thereof.

         That thereafter, pursuant to said resolution of its Board of Directors, a meeting of the shareholders of said corporation was duly called and held, at which meeting the necessary number of shares as required by statue were voted in favor of the amendment(s).

         SUCH AMENDMENT(S) WAS DULY ADOPTED IN ACCORDANCE WITH 18 O. S., Section 1077.

         IN WITNESS WHEREOF, Said corporation has caused this certificate to be signed by its President and attested by its Secretary, this 15 day of July, 1998.



                                             By  /s/ Tom Watson
                                                --------------------------------
                                                     President

                                                         Tom Watson
                                                --------------------------------
                                                     (PLEASE PRINT NAME)

ATTEST:

    /s/ Tom Johns
----------------------------
       Secretary

       Tom Johns
----------------------------
   (PLEASE PRINT NAME)